                                                                    Exhibit 10.3

                               BUY-SELL AGREEMENT
                               ------------------


     THIS BUY-SELL AGREEMENT (this "Agreement") is made as of August 6, 1996, by
                                    ---------
and among Apex Silver Mines Limited, an exempted limited liability company organized and existing under the laws of the Cayman Islands (the "Company"),
                                                                  -------
Apex Silver Mines LDC, an exempted limited duration company organized and existing under the laws of the Cayman Islands ("Apex LDC"), Litani Capital
                                                --------
Management LDC, a limited duration company organized and existing under the laws of the Bahamas ("Litani"), Silver Holdings LDC, an exempted limited duration
                 ------
company organized and existing under the laws of the Cayman Islands ("Silver
                                                                      ------
Holdings").
--------

     WHEREAS, each of the LDC Shareholders, together with Consolidated Commodities Ltd., a limited liability company organized and existing under the laws of Bermuda ("Consolidated"), are the sole owners of shares of Apex LDC (the
                  ------------
"Sub Shares");
 ----------

     WHEREAS, the Company has agreed to sell shares of its common stock (such shares, "Shares") in a private placement (the "Placement") closing as of the
         ------                                ---------
date hereof;

     WHEREAS, in connection with the Placement, Consolidated will contribute its Sub Shares to the Company in exchange for an equal number of Shares and the sole shareholders of Apex LDC will be the Company, Litani and Silver Holdings (Litani and Silver Holdings, collectively, the "LDC Shareholders");
                                        ----------------

     WHEREAS, in connection with the Placement, the Company shall enter into a Shareholders' Agreement dated as of the date hereof (the "Shareholder's
                                                          -------------
Agreement") by and between each of the Company, Apex LDC, Consolidated, Litani,
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Silver Holdings and each of the shareholders from time to time of the Company
(such shareholders, collectively, the "Stockholders") which shall establish,
                                       ------------
inter alia, certain voting and transfer restrictions on the Sub Shares and the Shares;

     WHEREAS, the Company and Apex LDC shall during such time as this Agreement shall remain in effect have the same number of authorized shares of common stock, and the Company shall retain in treasury form Shares equal in number to the number of Shares required to purchase, in exchange for Shares, any and all outstanding Sub Shares and such authorized and unissued Shares shall be reserved and set aside by the Company exclusively for the purpose of purchasing such Sub Shares as the LDC Shareholders may from time to time sell to the Company pursuant to the terms hereof;

     WHEREAS, the LDC Shareholders wish to be able to sell their Sub Shares to the Company in connection with, or subsequent to, a Public Sale or an Approved Sale (as such terms defined herein), and the Company has agreed that it will purchase such Sub Shares;

     WHEREAS, the parties hereto desire to enter into this Agreement to establish the terms and conditions upon which the LDC Shareholders shall be entitled to sell from time to time all or any portion of their Sub Shares to the Company;

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

     1.  DEFINITIONS. All terms not otherwise defined herein shall have the
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meanings set forth in this Section 1:

     "APPROVED SALE" has the meaning set forth in the Shareholders' Agreement.

     "CONVERSION PRICE" with respect to each Sub Share, the amount in immediately available United States dollars equal to the then prevailing Market Price of each Company Share.

     "MARKET PRICE" means the average of the closing prices of sales of Shares on all securities exchanges on which such Shares may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day Shares are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time Shares are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the LDC Shareholders seeking to sell their Sub Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Company and the LDC Shareholders seeking to sell their Sub Shares. The determination of such appraiser shall be final and binding upon the parties, and the Company shall pay the fees and expenses of such appraiser.

     "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "PUBLIC SALE" means any sale of Shares to the public pursuant to an offering registered under the Securities Act or any similar statute of any jurisdiction in which the Shares may be registered or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

     "SECURITIES ACT" means the United States Securities Act of 1933, as amended from time to time.

     2.  EFFECTIVE DATE.  The LDC Shareholders' right to sell Sub Shares
         --------------
hereunder shall vest immediately prior to the earlier of (i) an Approved Sale, or (ii) the first Public Sale, which Public Sale may or may not include, at the Company's discretion, Shares or Sub Shares held by the LDC Shareholders.

     3.  SALE AND PURCHASE OF SUB SHARES.  Following the completion of the
         -------------------------------
initial Public Sale, the LDC Shareholders, individually, shall be entitled, from time to time, to require the Company, upon ten days written notice to the Company, to purchase all or any portion of their Sub Shares. The Company shall purchase from such LDC Shareholders the number of Sub Shares indicated in the LDC Shareholder's notice to the Company, on the tenth day following the delivery of such notice, for, at the option of the Company (i) immediately available United States dollars equal to the aggregate Conversion Price for such tendered Sub Shares, (ii) an equal number of Shares, or (iii) a combination of Shares and immediately available United States dollars as determined at the applicable Conversion Price.

     4.   SHARE CAPITAL.  For so long as this Agreement remains in effect, the
          -------------
Company and Apex LDC shall maintain an equal number of shares of capital stock. In the event the capital structure of the Company or Apex LDC is altered, or the number of issued and outstanding Shares or Sub Shares is changed as the result of a stock dividend, split or consolidation, the ratio at which Shares may be exchanged for Sub Shares shall be adjusted to reflect such change in the ratio of issued and outstanding Shares to Sub Shares so that the LDC Shareholders' beneficial interest in the Company shall not be affected by such stock dividend, split or consolidation.

     5.   COMPANY TREASURY SHARES.  For so long as this Agreement remains in
          -----------------------
effect, the Company shall retain at all times authorized and unissued Shares in a number equal to the number of Shares required to purchase for Shares any and all issued and outstanding Sub Shares held by the LDC Shareholders.

     6.  EXCHANGE OF SHARES FOR SUB SHARES.  In the event the Company elects to
         ---------------------------------
purchase in exchange for Shares any Sub Shares tendered by the LDC Shareholders in accordance with the provisions of this Agreement, all such Shares, when issued, shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). In addition, prior to the issuance of any Shares hereunder, the Company shall at its expense procure the listing of such Shares as then may be required on all stock exchanges or interdealer quotation systems on which the common stock of the Company is then listed and shall maintain such listing if and so long as any shares of the common stock of the Company shall be listed on such stock exchanges or interdealer quotation systems.

     7.  AMENDMENT AND WAIVER.  Except as otherwise provided herein, no
         --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company unless such modification, amendment or waiver is approved in writing by the Company. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the LDC Shareholders unless such modification, amendment or waiver is approved in writing by the LDC Shareholders.

     8.  SEVERABILITY.  Whenever possible, each provision of this Agreement
         ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     9.  ENTIRE AGREEMENT.  Except as otherwise expressly set forth herein, this
         ----------------
document, the Shareholders' Agreement, and the Amended Investment Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     10.   SUCCESSORS AND ASSIGNS.  Except as otherwise provided herein, this
           ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the LDC Shareholders and any subsequent holders of Sub Shares and the respective successors and assigns of each of them, so long as they hold Sub Shares. The parties hereto hereby agree that the shareholders of Litani and Silver Holdings constitute third party beneficiaries of this Agreement and are hereby entitled to enforce the terms of this Agreement against the Company.

     11.  COUNTERPARTS.  This Agreement may be executed in separate counterparts
          ------------
each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     12.  REMEDIES.  The parties hereto agree and acknowledge that money damages
          --------
may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any LDC Shareholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

     13.  EXPIRATION.  This Agreement shall expire upon the purchase by the
          ----------
Company of all outstanding Sub Shares held by or on behalf of the LDC Shareholders, their successors or assigns.

     14.  NOTICES.  All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, confirmed telecopy or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the LDC Shareholders at the addresses indicated for such Persons in the Company's or Apex LDC's shareholders' register, or to such other or additional addresses as such Persons have specified by prior written notice to the Company.

     15.  GOVERNING LAW.  The corporate law of the Cayman Islands will govern
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all issues concerning the relative rights of the Company and its stockholders.
All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

     16.  DESCRIPTIVE HEADINGS.  The descriptive headings of this Agreement are
          --------------------
inserted for convenience only and do not constitute a part of this Agreement.


                                   * * * * *

   IN WITNESS WHEREOF, the parties hereto have executed this Buy-Sell Agreement on the day and year first above written.



                              APEX SILVER MINES LIMITED


                              By: /s/ Thomas S. Kaplan
                                 ------------------------------
                                 Name:  Thomas S. Kaplan
                                 Title: Director



                              APEX SILVER MINES LDC


                              By: /s/ Thomas S. Kaplan
                                 ------------------------------
                                 Name:  Thomas S. Kaplan
                                 Title: Director



                              LITANI CAPITAL MANAGEMENT LDC


                              By: /s/ David Sean Hanna
                                 ------------------------------
                                 Name:  David Sean Hanna
                                 Title: Director




                              SILVER HOLDINGS LDC


                              By: /s/ Sean C. Warren
                                 ------------------------------
                                 Name:  Sean C. Warren
                                 Title: